Exhibit (b)

     CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Hilliard-Lyons Government Fund, Inc. (the “Company”) on Form N-CSR for the period ending August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dianna P. Wengler, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2006

/s/ Dianna P. Wengler

Dianna P. Wengler Vice President and Treasurer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.

Exhibit (b)

     CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Hilliard-Lyons Government Fund, Inc. (the “Company”) on Form N-CSR for period ending August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph C. Curry, Jr., President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2006

/s/ Joseph C. Curry, Jr.

Joseph C. Curry, Jr. President (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.